PARTNERS' CAPITAL	12 Months Ended
Dec. 31, 2011
PARTNERS' CAPITAL
PARTNERS' CAPITAL

7.              PARTNERS’ CAPITAL

At December 31, 2011 and 2010, the Net Asset Values of the different Series of the Units were:

December 31, 2011	Net Asset Value	Number of Units	Net Asset Value per Unit

Series A	$343,083,496	327,160,840	$1.0487
Series F	23,238,718	91,900	$252.87
Series G	26,834,991	24,502,547	$1.0952
Series I	2,652,761	2,107,616	$1.2586
Total Partners’ Capital	$395,809,966	353,862,903

December 31, 2010	Net Asset Value	Number of Units	Net Asset Value per Unit

Series A	$315,434,540	287,584,054	$1.0968
Series F	25,622,524	96,954	$264.28
Series G	31,056,541	27,133,939	$1.1446
Series I	3,282,108	2,564,557	$1.2798
Total Partners’ Capital	$375,395,713	317,379,504

BRIM generally holds 1% of the total capital in the Partnership.  BRIM and each Limited Partner share in the profits and losses of the Partnership in proportion to their respective interests in the Partnership.